UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-2901
RiverSource Tax-Exempt Income Series, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: November 30
Date of reporting period: November 30, 2010

Item 1.	Reports to Stockholders.

Annual Report

RiverSource
Tax-Exempt High Income Fund

Annual Report for the Period Ended
November 30, 2010

RiverSource Tax-Exempt High Income Fund seeks to provide shareholders with a high yield generally exempt from federal income taxes.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	41

Statement of Operations	42

Statements of Changes in Net Assets	43

Financial Highlights	44

Notes to Financial Statements	47

Report of Independent Registered Public Accounting Firm	61

Federal Income Tax Information	63

Board Members and Officers	65

Proxy Voting	71

In August 2010, the Board of Directors of RiverSource Tax-Exempt High Income Fund (the “Fund”) approved a proposal to merge the Fund with and into Columbia Tax-Exempt Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Tax-Exempt Fund and the definitive terms of the proposed merger are included in proxy materials mailed to shareholders who owned shares of the Fund on Dec. 17, 2010. The proxy materials are available at https://www.proxy-direct.com/co/2280. If approved at a meeting of shareholders to held on February 15, 2011, the merger is expected to take place before the end of the second quarter of 2011.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	RiverSource Tax-Exempt High Income Fund (the Fund) Class A Shares gained 5.39% (excluding sales charge) for the 12 months ended Nov. 30, 2010.

>	The Fund outperformed the Barclays Capital Municipal Bond 3 Plus Year Index, which rose 5.20% for the period.

>	The Fund also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group, which increased 5.04% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2010)

	1 year	3 years	5 years	10 years
RiverSource Tax-Exempt High Income Fund Class A (excluding sales charge)	+5.39%	+3.94%	+3.68%	+4.29%

Barclays Capital Municipal Bond 3 Plus Year Index (unmanaged)	+5.20%	+5.03%	+4.80%	+5.51%

Lipper General Municipal Debt Funds Index (unmanaged)	+5.04%	+3.71%	+3.73%	+4.62%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at Nov. 30, 2010
Without sales charge	1 year	3 years	5 years	10 years
Class A (inception 5/7/79)	+5.39%	+3.94%	+3.68%	+4.29%

Class B (inception 3/20/95)	+4.34%	+3.08%	+2.85%	+3.48%

Class C (inception 6/26/00)	+4.60%	+3.08%	+2.90%	+3.51%

With sales charge
Class A (inception 5/7/79)	+0.38%	+2.27%	+2.68%	+3.79%

Class B (inception 3/20/95)	-0.66%	+2.15%	+2.50%	+3.48%

Class C (inception 6/26/00)	+3.60%	+3.08%	+2.90%	+3.51%

Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

PORTFOLIO STATISTICS

Weighted average life(1)	19.1 years

Effective duration(2)	10.5 years

(1)	Weighted average life measures a bond’s maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2)	Effective duration measures the sensitivity of a security’s price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

4  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Manager Commentary

Effective Oct. 1, 2010, Kimberly Campbell took over as portfolio manager of RiverSource Tax-Exempt High Income Fund from Catherine Stienstra.

Dear Shareholders,

RiverSource Tax-Exempt High Income Fund (the Fund) Class A Shares gained 5.39% (excluding sales charge) for the 12 months ended Nov. 30, 2010. The Fund outperformed the Barclays Capital Municipal Bond 3 Plus Year Index (Barclays Capital 3 Plus Index), which rose 5.20% for the period. The Fund also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group, which increased 5.04% for the same time frame.

Significant performance factors
Generating healthy positive absolute returns, the tax-exempt fixed income market nevertheless experienced volatility during the annual period.

Through early September 2010, the primary concerns dominating the tax-exempt fixed income market included those regarding the possible contagion of peripheral Europe’s sovereign debt troubles, mixed U.S. economic data, and news coverage of state and local U.S. municipalities’ budgetary shortfalls. Still, there were several technical factors that contributed to the tax-exempt bond market’s gains.

TOP TEN STATES(1) (at Nov. 30, 2010)

California	12.6%

Illinois	7.8%

New York	7.4%

Minnesota	6.5%

Massachusetts	5.9%

Washington	4.7%

Wisconsin	4.6%

Louisiana	4.3%

Texas	3.7%

Florida	3.5%

(1)	Percentages indicated are based upon total investments excluding Cash & Cash Equivalents.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

First, the introduction of the Build America Bond (BAB) program in early 2009 ushered in a new paradigm for the tax-exempt bond market during the annual period, skewing the supply/demand equation and creating attractive technical factors. The BAB program, introduced via the American Recovery and Reinvestment Act (ARRA), authorized state and local governments to issue BAB securities as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on BABs equal to 35% of the total coupon interest paid to investors. This reimbursement of borrowing costs allowed municipalities to borrow more cheaply in the taxable market than in the tax-exempt market, thereby reducing overall tax-exempt issuance through early September.

Meanwhile, demand for tax-exempt bonds was strong during these months, fueled in part by the absolute values offered relative to other fixed income sectors. Near-zero yields offered by money market mutual funds served to entice investors to take on somewhat more interest rate risk and long durations to achieve higher yields. The anticipation of higher marginal personal income tax rates on the state and local levels

QUALITY BREAKDOWN(1) (at Nov. 30, 2010)

AAA rating	22.0%

AA rating	18.7%

A rating	32.1%

BBB rating	19.2%

Non-investment grade	7.1%

Non-rated	0.9%

(1)	Percentages indicated are based upon total fixed income securities excluding Cash & Cash Equivalents.

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of municipal bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 6.8% of the bond portfolio assets were determined through internal analysis.

6  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

and the possibility that the Bush tax cuts on the top two federal tax brackets may expire further served to boost demand for tax-exempt bonds. The tax-exempt bond market rallied particularly strongly in August, as investors appeared to be more comfortable with improving fundamentals, including lower default rates and reports of growth, albeit modest, in municipal revenues. Flows into municipal bond mutual funds were strong through early September.

The application of a global rating scale also caught the attention of municipal bond investors. Moody’s and Fitch, two of the three major credit rating agencies, announced in March a long-anticipated April 2010 launch of a “recalibration” of their ratings for municipal securities, based upon the more broadly-recognized global criteria used for corporate debt. The effect of this change was higher credit quality ratings for many municipal bond issuers, which, in turn, was expected to reduce borrowing costs as these issuers came to market.

Then, from early September through the end of November, the tax-exempt bond market experienced a correction as technical factors became less favorable. Municipal bond supply built up significantly as issuers came into the market seeking to take advantage of the BAB program prior to its scheduled expiration at the end of December 2010. During these same months, traditional tax-exempt issuance also increased. Concurrently, demand for municipal bonds decreased given the heightened uncertainty of market conditions. Speculation regarding the outcome of the mid-term elections, the possibility of the Bush tax cuts being extended for all Americans and the potential extension of the BAB program, possibly at a reduced subsidy, heightened. An uptick in economic growth and signs of firming in the labor market, albeit modest on both counts, led to further questions regarding the strength of the U.S. economy and potential implications for inflation in the months to come. Also contributing to the sell-off were the re-emergence of headlines regarding municipalities’ revenue and default risk and the Federal Reserve Board’s (the Fed’s) formal announcement in November of its second round of quantitative easing, whereby it committed to purchase $600 billion of Treasury securities by the end of the second quarter of 2011 in an effort to improve financial conditions, reduce borrowing costs and stimulate the economy. All of these factors combined such that

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

municipal bond yields rose faster and more dramatically than those of U.S. Treasuries, pushing prices lower.

For the annual period overall, yields were slightly lower at the short-term end of the tax-exempt bond yield curve, or spectrum of maturities. However, given the municipal bond market correction in the last months of the annual period, yields on the 10-year and 30-year segments of the yield curve ended November 2010 virtually unchanged from those at the start of the fiscal year. Yields on the 20-year municipal bond rose modestly. Across the tax-exempt bond yield curve, lower-quality, higher-yielding municipal bonds outperformed their higher-quality, lower-yielding counterparts, and longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities.

Against this backdrop, the Fund benefited most from its significant allocation to hospital bonds, as this sector outperformed the Barclays Capital 3 Plus Index during the annual period. Further boosting the Fund’s results was its significant allocation to bonds rated BBB and below across a variety of sectors. As indicated, lower-rated credits materially outperformed higher-quality tax-exempt bonds for the fiscal year. The Fund’s yield curve positioning also buoyed its results. The Fund had an emphasis on securities at the longer-term end of the yield curve, that is, securities with maturities of 15 to 30 years. As mentioned earlier, longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities during the annual period.

Issue selection within the non-enhanced municipal tobacco bond sector contributed positively to the Fund’s results. To a more modest degree, having a slightly greater exposure to the non-enhanced municipal tobacco bond sector than the Barclays Capital 3 Plus Index also helped.

Conversely, detracting from the Fund’s results was having only a modest position in transportation bonds, as this was one of the stronger performing sectors during the annual period. The Fund was also hurt by having a lesser exposure to state and local general obligation bonds than the Barclays Capital 3 Plus Index, as these general obligation bonds performed well. A short Treasury future position, held since April 2010, further detracted from the Fund’s results. The position was established as a hedge against rising interest rates, anticipated initially when it appeared

8  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

that the U.S. economy was emerging from recession in rather robust fashion. However, what materialized was a classic flight to quality on the back of concerns regarding sovereign debt crises in peripheral Europe, Chinese government efforts to cool its economy, financial regulatory reform legislation, the potential impact of the Gulf of Mexico Macondo well disaster, and loss of stimulus-driven momentum in domestic economic data. As investor appetite for risk waned dramatically, U.S. Treasuries rallied, with interest rates moving lower across the yield curve.

Changes to the Fund’s portfolio
During the annual period, we increased the Fund’s exposure to transportation bonds and hospital bonds. While maintaining a sizable position in the health care sector, we began to modestly reduce the Fund’s allocation to hospital bonds toward the end of the annual period given the recent outperformance in the hospital sector and the potential impact of pending legislation on hospitals. We decreased the Fund’s allocation to state and local general obligation bonds given our expectation for persistent budgetary pressures within many municipalities. We also reduced the Fund’s position in pre-refunded bonds*, using the proceeds to add to the Fund’s allocation to bonds rated BBB and below. We decreased the Fund’s position in AAA-rated bonds. We increased the Fund’s exposure to longer-dated municipal bonds during the annual period. We eliminated the Fund’s short Treasury future position in early October 2010.

Our future strategy
We believe the Fed is likely to keep the targeted federal funds rate in the near-zero range for an

There remained several key variables at the end of the annual period that could significantly alter tax-exempt bond market conditions in the coming months.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

extended period of time. As a result, we currently expect to maintain the Fund’s duration longer than that of the Barclays Capital 3 Plus Index but to shorten it moderately from its position at the end of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As we believe the differential in yields between variously rated municipal bonds may narrow over the coming months, we currently intend to continue to seek lower-rated investment grade bonds, i.e. those with ratings in the BBB category, as we go forward. We expect to maintain the Fund’s allocation to lower quality bonds at a moderately greater weighting than in the Barclays Capital 3 Plus Index. We intend to maintain a sizable position in the health care sector, but to continue to seek opportunities to reduce exposure to hospital bonds. In all, we felt the Fund was well positioned at the end of November given our view of market conditions ahead.

That said, there remained several key variables at the end of the annual period that could significantly alter tax-exempt bond market conditions in the coming months. For example, it is not yet known whether the BAB program will be extended past 2010. It has also yet to be seen how the pace of U.S. economic growth will fare given the recently-announced second round of quantitative easing by the Fed. The ultimate outcome of these questions may well have a material impact on supply/demand technical factors within the tax-exempt bond market in the months to come. As such, we will not hesitate to adjust the Fund’s duration, yield curve, credit quality and/or sector positioning accordingly.

On the positive side, despite headlines regarding municipal and state budget gaps, in our view, the credit quality of the U.S. tax-exempt market generally remained in sound condition during the annual period and the default rate among issuers remained historically low. We will, of course, continue to carefully monitor the fundamentals of issuers and their budgets, seeking to avoid bonds issued by those under fiscal or ratings pressures.

Given these market conditions, we believe as strongly as ever that leveraging our strength in individual issue selection will be essential to potential outperformance. One of our competitive advantages is that our team of nine analysts performs in-depth independent research to acquire deep knowledge and insight. As always, and ever more so in the current

10  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

environment, deep research resources, a forward-looking investment process and a truly actively managed portfolio are keys, in our view, to meeting the Fund’s investment objective over the long-term. We will maintain our emphasis on seeking to generate as much current income exempt from federal income taxes as possible with an acceptable level of risk.

Kimberly Campbell
Portfolio Manager

*	Pre-refunding bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC** (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

**	Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt High Income Fund Class A shares (from 12/1/00 to 11/30/10) as compared to the performance of the Barclays Capital Municipal Bond 3 Plus Year Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Nov. 30, 2010
	1 year	3 years	5 years	10 years
RiverSource Tax-Exempt High Income Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,038	$10,697	$11,411	$14,499

Average annual total return	+0.38%	+2.27%	+2.68%	+3.79%

Barclays Capital Municipal Bond 3 Plus Year Index(1)
Cumulative value of $10,000	$10,520	$11,585	$12,643	$17,101

Average annual total return	+5.20%	+5.03%	+4.80%	+5.51%

Lipper General Municipal Debt Funds Index(2)
Cumulative value of $10,000	$10,504	$11,156	$12,009	$15,707

Average annual total return	+5.04%	+3.71%	+3.73%	+4.62%

Results for other share classes can be found on page 4.

12  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

(1)	The Barclays Capital Municipal Bond 3 Plus Year Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Nov. 30, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	June 1, 2010	Nov. 30, 2010	the period(a)		expense ratio(b)
Class A

Actual(c)	$1,000	$1,011.00	$4.15	(d)	.81%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,021.35	$4.17	(d)	.81%(d	)

Class B

Actual(c)	$1,000	$1,004.70	$8.02	(d)	1.57%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,017.48	$8.07	(d)	1.57%(d	)

Class C

Actual(c)	$1,000	$1,007.10	$7.98	(d)	1.56%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,017.53	$8.02	(d)	1.56%(d	)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b)	Annualized expense ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income. The ratios excluding interest and fee expense were 0.77% for Class A, 1.53% for Class B and 1.52% for Class C.
(c)	Based on the actual return for the six months ended Nov. 30, 2010: +1.10% for Class A, +0.47% for Class B and +0.71% for Class C.
(d)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds; and excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs), will not exceed 0.76% for Class A, 1.51% for Class B and 1.51% for Class C. Any amounts waived will not be reimbursed by the Fund. This change is effective Feb. 1, 2011. Had this change been in place for the entire six month period ended Nov. 30, 2010, the actual expenses paid would have been $3.89 for Class A, $7.71 for Class B and $7.72 for Class C; the hypothetical expenses paid would have been $3.91 for Class A, $7.76 for Class B and $7.76 for Class C.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  15

Portfolio of Investments
Nov. 30, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Municipal Bonds (96.4%)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

Alabama (0.5%)
County of Jefferson Revenue Bonds Series 2004A
01-01-23	5.250%	$7,500,000	$6,777,150
Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010
05-01-34	5.800	3,800,000	3,854,834

Total		10,631,984

Alaska (0.1%)
Alaska Energy Authority Refunding Revenue Bonds Bradley Lake 3rd Series 1999 (AGM)
07-01-14	6.000	2,000,000	2,264,780

Arizona (2.6%)
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D
01-01-32	5.375	29,200,000	29,671,288
City of Tucson Refunding Revenue Bonds Series 2002 (NPFGC/FGIC)
07-01-13	5.500	2,380,000	2,589,583
07-01-14	5.500	1,500,000	1,629,825
Glendale Industrial Development Authority Revenue Bonds Midwestern University Series 2010
05-15-35	5.000	10,750,000	10,439,540
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2004A
07-01-26	5.500	5,000,000	5,058,850
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Education Co. Series 2000B-RMKT
06-01-35	5.000	7,600,000	7,380,512

Total		56,769,598

California (12.4%)
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC)
02-01-33	4.750	6,000,000	5,918,640
California Health Facilities Financing Authority Revenue Bonds Kaiser Permanente Series 2006A
04-01-39	5.250	4,500,000	4,383,180
California Health Facilities Financing Authority Revenue Bonds Providence Health & Services Series 2008C
10-01-28	6.250	2,000,000	2,235,820
10-01-38	6.500	8,000,000	8,945,360
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006H (FGIC) A.M.T.
08-01-30	5.750	5,635,000	5,726,231
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006K A.M.T.
02-01-42	5.500	8,670,000	8,815,135
California Municipal Finance Authority Revenue Bonds Biola University Series 2008
10-01-34	5.875	4,000,000	4,079,520

See accompanying Notes to Portfolio of Investments.

16  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

California (cont.)
California Statewide Communities Development Authority Revenue Bonds CHF — Irvine LLC — UCI East Campus Series 2008
05-15-32	5.750%	$5,500,000		$5,400,175
California Statewide Communities Development Authority Revenue Bonds Kaiser Permanente Series 2006B
03-01-45	5.250	13,000,000		12,558,390
California Statewide Communities Development Authority Revenue Bonds Thomas Jefferson School of Law Series 2008A
10-01-38	7.250	4,000,000		4,167,760
Chabot-Las Positas Community College District Unlimited General Obligation Bonds Capital Appreciation Election of 2004 Zero Coupon Series 2006B (AMBAC)
08-01-18	4.652	1,500,000	(f)	1,081,680
City of San Jose Revenue Bonds Series 2001A (NPFGC/FGIC)
03-01-31	5.000	5,690,000		5,692,276
City of San Jose Revenue Bonds Series 2007A (AMBAC) A.M.T.
03-01-15	5.000	3,000,000		3,262,890
03-01-16	5.000	3,000,000		3,269,190
City of Vernon Revenue Bonds Series 2009A
08-01-21	5.125	2,500,000		2,571,000
Foothill-De Anza Community College District Unlimited General Obligation Bonds Series 2007A (AMBAC)
08-01-27	5.000	1,500,000		1,543,575
Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008
08-01-30	4.750	3,925,000		3,821,969
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Senior Series 2007A-1
06-01-47	5.125	210,000		134,942
06-01-47	5.750	4,000,000		2,858,120
Lakeside Union Elementary School District Unlimited General Obligation Bonds Series 2009
08-01-33	5.000	5,000,000		5,024,100
Lammersville School District No. 2002 Community Facilities Special Tax Bonds Mountain House Series 2006
09-01-35	5.125	875,000		711,270
Los Angeles Department of Water & Power Revenue Bonds Series 2003A (NPFGC/FGIC)
07-01-43	5.000	11,750,000		11,767,273
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I
07-01-29	5.000	4,800,000		4,883,616
Orange Unified School District No. 2005-2 Community Facilities Special Tax Bonds Del Rio School Facilities Series 2007
09-01-37	5.000	1,000,000		760,500
San Diego Public Facilities Financing Authority Revenue Bonds Senior Series 2009A
05-15-34	5.250	4,500,000		4,686,930
San Diego Unified School District Unlimited General Obligation Bonds Election of 1998 Series 2002D (FGIC)
07-01-27	5.000	8,000,000		8,495,680
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08-01-31	6.500	500,000		521,460
08-01-39	6.625	1,000,000		1,045,370

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

California (cont.)
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01-01-33	5.000%	$1,500,000		$1,221,435
Simi Valley School Financing Authority Refunding Revenue Bonds Unified School District Series 2007 (AGM)
08-01-23	5.000	1,500,000		1,620,195
State of California Unlimited General Obligation Bonds Series 2003
02-01-21	5.000	4,625,000		4,759,588
State of California Unlimited General Obligation Bonds Various Purpose Series 2003
11-01-22	5.000	5,000,000		5,089,750
11-01-24	5.125	8,000,000		8,099,120
State of California Unlimited General Obligation Bonds Various Purpose Series 2005
06-01-35	4.750	2,500,000		2,249,300
08-01-35	5.000	2,000,000		1,899,340
State of California Unlimited General Obligation Bonds Various Purpose Series 2007
12-01-32	5.000	6,000,000		5,798,040
06-01-37	5.000	13,145,000		12,390,871
11-01-37	5.000	15,000,000		14,132,700
State of California Unlimited General Obligation Bonds Various Purpose Series 2009
04-01-31	5.750	23,000,000		23,782,229
04-01-38	6.000	17,500,000		18,303,425
State of California Unlimited General Obligation Bonds Various Purpose Series 2010
03-01-30	5.250	3,000,000		3,006,270
State of California Unlimited General Obligation Refunding Bonds Series 2007
08-01-30	4.500	18,900,000		16,958,970
State of California Unlimited General Obligation Refunding Bonds Various Purpose Series 2008
04-01-38	5.000	1,015,000		954,506
State of California Unrefunded Unlimited General Obligation Bonds Series 2004
04-01-29	5.300	6,000		6,016
Turlock Irrigation District Certificate of Participation Series 2003A (NPFGC)
01-01-33	5.000	4,450,000		4,391,216
University of California Revenue Bonds Series 2009O
05-15-39	5.250	7,700,000		7,965,419
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC)
01-01-29	5.000	9,365,000		9,433,739
Yosemite Community College District Unlimited General Obligation Bonds Capital Appreciation Election of 2004 Zero Coupon Series 2010D
08-01-31	6.461	16,480,000	(f)	4,357,971

Total		270,782,152

Colorado (1.6%)
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12-01-17	4.800	985,000		819,313
12-01-22	4.950	2,000,000		1,410,780
12-01-26	5.000	2,000,000		1,289,940
Colorado Health Facilities Authority Refunding Revenue Bonds Valley View Hospital Association Series 2008
05-15-28	5.500	5,745,000		5,732,074

See accompanying Notes to Portfolio of Investments.

18  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

Colorado (cont.)
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2005
06-01-23	5.250%	$1,200,000	$1,222,596
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2009A
06-01-38	6.125	2,500,000	2,537,250
E-470 Public Highway Authority Revenue Bonds Series 2010C
09-01-26	5.375	5,000,000	4,722,800
North Range Metropolitan District No. 1 Prerefunded Limited General Obligation Bonds Series 2001
12-15-31	7.250	12,030,000	12,866,446
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12-15-27	5.500	2,765,000	2,415,532
12-15-37	5.500	3,100,000	2,542,155

Total		35,558,886

Connecticut (0.1%)
Connecticut State Health & Educational Facility Authority Revenue Bonds Yale University Series 2008Z-3
07-01-42	5.050	3,000,000	3,129,510

District of Columbia (0.2%)
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2007A (AMBAC) A.M.T.
10-01-22	4.750	4,250,000	4,300,958

Florida (3.5%)
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005
04-01-24	5.000	1,800,000	1,796,400
04-01-34	5.000	16,250,000	14,928,063
County of Miami-Dade Revenue Bonds Miami International Airport Series 2010A
10-01-35	5.375	4,000,000	4,031,600
Florida State Board of Education Unlimited General Obligation Bonds Capital Outlay 2008 Series 2009B
06-01-26	5.000	5,525,000	5,988,437
06-01-27	5.000	5,800,000	6,247,122
Florida State Board of Education Unlimited General Obligation Refunding Bonds Capital Outlay Series 2004B
06-01-24	5.000	5,500,000	5,862,175
Highlands County Health Facilities Authority Prerefunded Revenue Bonds Adventist Health Series 2002B
11-15-23	5.250	10,300,000	11,179,311
Highlands County Health Facilities Authority Prerefunded Revenue Bonds Adventist Health Series 2006C
11-15-36	5.250	215,000	257,037
Highlands County Health Facilities Authority Prerefunded Revenue Bonds Adventist Health Series 2006G
11-15-21	5.125	70,000	83,194
11-15-32	5.125	465,000	552,648
Jacksonville Health Facilities Authority Revenue Bonds Brooks Health System Series 2007
11-01-38	5.250	5,000,000	4,660,850
Orlando-Orange County Expressway Authority Revenue Bonds Series 2010C
07-01-40	5.000	12,200,000	11,886,948
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01-01-14	5.000	1,230,000	1,259,237

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Florida (cont.)
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A
10-01-27	5.250%	$3,000,000	(c,d)	$2,783,430
Tampa Bay Water Utility Improvement & Refunding Revenue Bonds Series 2001A (NPFGC/FGIC)
10-01-12	4.500	5,000,000		5,154,900

Total		76,671,352

Georgia (1.6%)
City of Atlanta Revenue Bonds Series 2001A (NPFGC)
11-01-39	5.000	6,050,000		6,057,926
Fulton County Development Authority Revenue Bonds Georgia Tech Athletic Association Series 2001 (AMBAC)
10-01-12	5.500	2,385,000		2,513,671
Fulton County Development Authority Revenue Bonds Georgia Tech Foundation Funding Series 2002A
11-01-13	5.250	1,105,000		1,169,786
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A
02-15-45	5.500	25,000,000		24,469,750

Total		34,211,133

Hawaii (1.1%)
Hawaii Pacific Health Revenue Bonds Series 2010A
07-01-40	5.500	5,075,000		4,895,294
Hawaii Pacific Health Revenue Bonds Series 2010B
07-01-30	5.625	950,000		959,405
07-01-40	5.750	1,270,000		1,269,924
Hawaii State Department of Budget & Finance Refunding Revenue Bonds Electric Co. & Subsidiary Project Series 2003B (XLCA) A.M.T.
12-01-22	5.000	12,500,000		12,595,000
Hawaii State Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A
11-15-29	8.750	1,000,000		1,151,230
11-15-44	9.000	3,000,000		3,424,260

Total		24,295,113

Idaho (0.3%)
Idaho Health Facilities Authority Revenue Bonds Trinity Health Group Series 2008B
12-01-33	6.250	6,000,000		6,498,300

Illinois (7.8%)
City of Chicago Unlimited General Obligation Refunding Bonds Capital Appreciation Zero Coupon Series 2009C
01-01-23	5.103	4,900,000	(f)	2,665,992
01-01-25	5.381	2,000,000	(f)	952,000
01-01-27	5.586	3,000,000	(f)	1,228,110
Illinois Finance Authority Refunding Revenue Bonds Commonwealth Edison Co. Series 1994 (AMBAC/TCRS)
01-15-14	5.850	4,500,000		4,927,590
Illinois Finance Authority Refunding Revenue Bonds Swedish Covenant Series 2010A
08-15-38	6.000	8,580,000		8,499,005
Illinois Finance Authority Revenue Bonds Central Dupage Health Series 2009
11-01-39	5.250	4,000,000		3,828,000

See accompanying Notes to Portfolio of Investments.

20  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Illinois (cont.)
Illinois Finance Authority Revenue Bonds Northwestern Memorial Hospital Series 2009A
08-15-30	5.750%	$2,000,000		$2,123,540
Illinois Finance Authority Revenue Bonds Northwestern Memorial Hospital Series 2009B
08-15-30	5.750	10,000,000		10,617,700
Illinois Finance Authority Revenue Bonds Riverside Health System Series 2009
11-15-35	6.250	4,000,000		4,146,880
Illinois Finance Authority Revenue Bonds Rush University Medical Center Series 2009C
11-01-39	6.625	7,250,000		7,708,055
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
11-15-11	5.500	1,000,000	(b,l,n)	279,200
Illinois Finance Authority Revenue Bonds Sherman Health System Series 2007A
08-01-37	5.500	14,000,000		12,694,500
Illinois Finance Authority Revenue Bonds Silver Cross & Medical Centers Series 2009
08-15-38	6.875	31,300,000		33,307,581
Illinois Finance Authority Revenue Bonds South Suburban Series 1992 Escrowed to Maturity
02-15-18	7.000	2,775,000		3,312,129
Illinois Finance Authority Subordinated Revenue Bonds Regency Zero Coupon Series 1990-RMKT Escrowed to Maturity
04-15-20	7.750	68,000,000	(f)	49,226,560
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2
06-15-50	5.000	2,875,000		2,719,175
Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Expansion Series 2002A (NPFGC)
06-15-42	5.250	13,400,000		13,017,697
Village of Gilberts Prerefunded Special Tax Bonds Big Timber Project Series 2001
03-01-30	7.875	3,407,000		3,540,214
Will County Community Unit School District No. 365 — Valley View Unlimited General Obligation Bonds Zero Coupon Series 1997B Escrowed to Maturity (AGM)
11-01-16	4.600	3,165,000	(f)	2,765,577

Total		167,559,505

Indiana (1.4%)
Indiana Finance Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02-15-33	5.000	5,950,000		5,673,324
Indiana Finance Authority Refunding Revenue Bonds Sisters of St. Francis Health Series 2008
11-01-32	5.375	4,000,000		4,089,040
Indiana Finance Authority Revenue Bonds Clarian Health Obligation Series 2006A
02-15-36	5.000	4,375,000		4,083,844
Indiana Finance Authority Revenue Bonds Parkview Health System Series 2009A
05-01-31	5.750	3,500,000		3,593,730

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Indiana (cont.)
Indiana Finance Authority Revenue Bonds State Revolving Fund Program Series 2006A
02-01-25	5.000%	$8,000,000		$8,522,880
Indiana Housing & Community Development Authority Revenue Bonds Series 2001B-3 (GNMA/FNMA) A.M.T.
07-01-33	5.550	670,000		670,174
Indiana Housing & Community Development Authority Revenue Bonds Series 2002A (GNMA/FNMA) A.M.T.
01-01-33	5.450	80,000		80,207
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007
09-01-37	5.700	3,950,000	(d)	3,477,936

Total		30,191,135

Iowa (0.6%)
Iowa Finance Authority Prerefunded Revenue Bonds Mortgage-Backed Securities Program Series 2001C (GNMA/FNMA) A.M.T.
07-01-33	5.500	5,440,000		5,441,197
Iowa Finance Authority Refunding Revenue Bonds Correctional Facility Program Series 2002 (NPFGC)
06-15-13	5.375	6,000,000		6,650,700

Total		12,091,897

Kansas (0.5%)
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Zero Coupon Series 2010
06-01-21	6.095	17,875,000	(f)	9,822,134

Kentucky (3.1%)
County of Ohio Refunding Revenue Bonds Big Rivers Electric Corp. Project Series 2010A
07-15-31	6.000	11,000,000		11,046,970
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B
03-01-40	6.375	5,800,000		5,909,562
Kentucky Economic Development Finance Authority Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM)
12-01-33	6.000	3,200,000		3,377,696
Kentucky Economic Development Finance Authority Revenue Bonds Kings Daughters Medical Series 2010
02-01-40	5.000	12,650,000		12,106,809
Kentucky Economic Development Finance Authority Revenue Bonds Owensboro Medical Health System Series 2010A
03-01-45	6.500	9,975,000		10,201,832
Louisville/Jefferson County Metropolitan Government Revenue Bonds Jewish Hospital St. Mary’s Healthcare Series 2008
02-01-27	5.750	24,000,000		24,924,960

Total		67,567,829

Louisiana (4.3%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2
11-01-35	6.500	3,450,000	(e)	3,512,583
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC)
06-01-16	5.000	9,500,000		10,238,720

See accompanying Notes to Portfolio of Investments.

22  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

Louisiana (cont.)
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01-01-40	6.500%	$15,750,000	$16,217,145
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A
06-01-37	5.125	5,850,000	5,430,555
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2001B
05-15-30	5.500	27,505,000	27,549,833
05-15-39	5.875	31,270,000	31,033,912

Total		93,982,748

Maine (0.1%)
Maine State Housing Authority Revenue Bonds Series 2003A-2 A.M.T.
11-15-32	5.000	3,000,000	2,895,270

Maryland (0.9%)
City of Brunswick Special Tax Bonds Brunswick Crossing Special Taxing Series 2006
07-01-36	5.500	6,893,000	5,069,043
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010
09-01-25	5.750	4,000,000	3,929,440
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008
06-01-33	5.750	1,600,000	1,595,200
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Anne Arundel Health System Series 2009A
07-01-39	6.750	5,000,000	5,567,550
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008
01-01-33	5.750	3,495,000	3,456,031

Total		19,617,264

Massachusetts (5.2%)
Boston Water & Sewer Commission Revenue Bonds Senior Series 2004A
11-01-22	5.000	5,435,000	5,849,854
Commonwealth of Massachusetts Limited General Obligation Refunding Bonds Series 2004B
08-01-28	5.250	3,000,000	3,426,450
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
01-01-27	5.500	4,500,000	4,876,425
01-01-28	5.500	7,500,000	8,097,900
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2005A
07-01-30	5.000	1,450,000	1,563,361
07-01-31	5.000	3,000,000	3,212,430
Massachusetts Development Finance Agency Refunding Revenue Bonds Bard College of Simon’s Rock Series 2007
08-01-36	4.700	500,000	438,335
Massachusetts Development Finance Agency Revenue Bonds Adventcare Project Series 2007A
10-15-28	6.650	5,000,000	4,643,050
Massachusetts Development Finance Agency Revenue Bonds Boston University Series 1999P
05-15-59	6.000	2,325,000	2,569,962
Massachusetts Development Finance Agency Revenue Bonds Devens Electric System Series 2001
12-01-30	6.000	1,000,000	1,016,430

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

Massachusetts (cont.)
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2007A
11-15-11	5.125%	$1,100,000	$1,093,389
Massachusetts Health & Educational Facilities Authority Refunding Revenue Bonds Harvard University Series 2002FF
07-15-37	5.125	4,800,000	4,817,904
Massachusetts Health & Educational Facilities Authority Revenue Bonds Fisher College Series 2007A
04-01-37	5.125	500,000	430,050
Massachusetts Health & Educational Facilities Authority Revenue Bonds Massachusetts Institute of Technology Series 2004M
07-01-25	5.250	500,000	592,340
Massachusetts Health & Educational Facilities Authority Revenue Bonds Massachusetts Institute of Technology Series 2008A
07-01-38	5.000	14,000,000	14,621,739
Massachusetts Health & Educational Facilities Authority Revenue Bonds Massachusetts Institute of Technology Series 2009O
07-01-26	5.000	11,500,000	12,576,170
Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Series 2007E
07-15-22	5.000	1,250,000	1,186,363
07-15-27	5.000	5,500,000	4,826,030
07-15-32	5.000	4,720,000	3,970,983
07-15-37	5.000	500,000	408,295
Massachusetts Health & Educational Facilities Authority Revenue Bonds Springfield College Series 2010
10-15-40	5.625	4,500,000	4,541,895
Massachusetts Health & Educational Facilities Authority Revenue Bonds Williams College Series 2003H
07-01-33	5.000	1,000,000	1,015,210
Massachusetts Housing Finance Agency Revenue Bonds Series 2007D A.M.T.
06-01-40	4.850	750,000	696,870
Massachusetts Housing Finance Agency Revenue Bonds Single Family Series 2006-122 A.M.T.
12-01-31	4.850	5,140,000	4,943,498
Massachusetts School Building Authority Revenue Bonds Series 2007A (AMBAC)
08-15-32	4.750	5,000,000	5,013,900
Massachusetts State Water Pollution Abatement Unrefunded Revenue Bonds Pool Program Series 2004-10
08-01-34	5.000	145,000	148,651
Massachusetts Water Resources Authority Revenue Bonds Series 1992A Escrowed to Maturity
07-15-19	6.500	3,500,000	4,287,010
Massachusetts Water Resources Authority Revenue Bonds Series 1992A Escrowed to Maturity (FGIC)
07-15-19	6.500	2,000,000	2,449,720
Massachusetts Water Resources Authority Revenue Bonds Series 2004D (NPFGC)
08-01-27	4.750	10,000,000	10,157,200

Total		113,471,414

Michigan (2.3%)
Anchor Bay School District Unlimited General Obligation Bonds School Building & Site Series 2003 (Qualified School Bond Loan Fund)
05-01-29	5.000	1,000,000	1,008,870

See accompanying Notes to Portfolio of Investments.

24  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Michigan (cont.)
City of Detroit Revenue Bonds Senior Lien Series 2003A (NPFGC)
07-01-34	5.000%	$1,375,000		$1,326,944
City of Jackson Limited General Obligation Bonds Capital Appreciation Downtown Development Zero Coupon Series 2001 (AGM)
06-01-21	5.580	1,450,000	(f)	903,698
County of Wayne Revenue Bonds Detroit Metropolitan Airport Series 1998B (NPFGC)
12-01-11	5.250	4,040,000		4,050,383
Goodrich Area School District Unrefunded Unlimited General Obligation Bonds Series 2003B (Qualified School Bond Loan Fund)
05-01-27	5.000	495,000		517,626
Grand Traverse Academy Refunding Revenue Bonds Series 2007
11-01-17	5.000	390,000		378,667
11-01-22	5.000	750,000		666,195
11-01-32	4.750	1,170,000		882,414
Howell Public Schools Unlimited General Obligation Bonds School Building & Site Series 2003 (Qualified School Bond Loan Fund)
05-01-29	5.000	3,855,000		3,865,216
Lawton Community Schools Prerefunded Unlimited General Obligation Bonds Series 2001 (Qualified School Bond Loan Fund)
05-01-31	5.000	200,000		201,782
Michigan Higher Education Facilities Authority Limited Obligation Refunding Revenue Bonds Kalamazoo College Project Series 2007
12-01-33	5.000	250,000		248,680
Michigan Higher Education Student Loan Authority Revenue Bonds Series 2006 XVII-Q (AMBAC) A.M.T.
03-01-26	4.950	200,000		187,546
03-01-31	5.000	7,850,000		7,097,970
Michigan Municipal Bond Authority Revenue Bonds School District City of Detroit Series 2005 (AGM)
06-01-19	5.000	3,500,000		3,647,910
Michigan Municipal Bond Authority Revenue Bonds State Clean Water Revolving Fund Series 2006
10-01-27	5.000	390,000		403,022
Michigan State Housing Development Authority Revenue Bonds Series 2007A A.M.T.
12-01-28	5.500	3,275,000		3,275,426
Michigan Strategic Fund Revenue Bonds Republic Services Series 2001 A.M.T.
08-01-31	4.250	1,885,000		1,890,730
Michigan Tobacco Settlement Finance Authority Revenue Bonds Senior Series 2007A
06-01-48	6.000	7,200,000		5,145,552
Pinconning Area Schools Unlimited General Obligation Bonds School Building & Site Series 2007 (AGM) (Qualified School Bond Loan Fund)
05-01-37	4.750	250,000		233,928
Roseville Community Schools Unlimited General Obligation Refunding Bonds School Building & Site Series 2006 (AGM) (Qualified School Bond Loan Fund)
05-01-23	5.000	3,100,000		3,252,210
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund)
05-01-24	5.000	5,000,000		5,179,649
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) A.M.T.
12-01-19	4.750	3,750,000		3,699,000

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Michigan (cont.)
Williamston Community School District Unlimited General Obligation Bonds Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
05-01-25	5.500%	$1,000,000		$1,147,900

Total		49,211,318

Minnesota (6.5%)
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11-15-32	6.750	7,500,000		8,326,875
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07-01-39	5.750	3,325,000		3,401,641
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C
07-01-23	5.500	26,775,000		28,328,752
07-01-30	5.750	3,200,000		3,315,104
County of Meeker Revenue Bonds Memorial Hospital Project Series 2007
11-01-37	5.750	1,750,000		1,660,558
Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02-01-26	4.750	4,040,000		4,249,191
Edina Independent School District No. 273 Unlimited General Obligation Bonds Series 2004
02-01-22	4.250	2,700,000		2,743,875
Minnesota Higher Education Facilities Authority Revenue Bonds Bethel University 6th Series 2007R
05-01-37	5.500	10,725,000		10,194,971
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03-01-35	6.350	4,000,000		3,984,800
03-01-40	6.500	2,800,000		2,817,024
Southern Minnesota Municipal Power Agency Revenue Bonds Capital Appreciation Zero Coupon Series 1994A (NPFGC)
01-01-22	6.021	27,500,000	(f)	17,727,601
01-01-23	6.802	26,500,000	(f)	16,130,285
01-01-25	6.750	17,500,000	(f)	9,453,325
St. Paul Housing & Redevelopment Authority Revenue Bonds Healtheast Project Series 2005
11-15-25	6.000	3,500,000		3,428,950
11-15-30	6.000	10,000,000		9,324,600
11-15-35	6.000	11,500,000		10,478,340
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05-15-36	5.250	4,550,000		4,168,255
St. Paul Port Authority Revenue Bonds Office Building at Cedar Street Series 2003-12
12-01-23	5.000	2,540,000		2,671,674

Total		142,405,821

Mississippi (0.6%)
Harrison County Wastewater Management District Refunding Revenue Bonds Wastewater Treatment Facility Series 1986 Escrowed to Maturity
02-01-15	5.000	4,250,000		4,746,485
Mississippi Business Finance Corp. Revenue Bonds Series 2009A
05-01-24	4.700	5,390,000		5,307,587
05-01-37	5.000	2,900,000		2,769,007

Total		12,823,079

See accompanying Notes to Portfolio of Investments.

26  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

Missouri (1.3%)
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010
11-01-25	6.000%	$3,000,000	$2,941,950
City of St. Louis Revenue Bonds Lambert-St. Louis International Series 2009A-1
07-01-34	6.625	3,650,000	3,786,218
County of Boone Revenue Bonds Boone Hospital Center Series 2008
08-01-38	5.375	6,660,000	6,532,528
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A
05-15-39	8.250	12,000,000	12,535,200
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC)
01-01-20	5.000	1,500,000	1,546,080

Total		27,341,976

Nebraska (1.1%)
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1
07-01-33	6.000	11,500,000	11,641,795
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008
09-01-28	4.750	8,800,000	8,861,864
Omaha Public Power District Revenue Bonds Series 1986A Escrowed to Maturity
02-01-15	6.000	1,370,000	1,550,182
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A
07-01-39	5.250	1,400,000	1,457,932

Total		23,511,773

Nevada (3.1%)
City of Henderson Special Assessment Bonds Series 2006T-18
09-01-35	5.300	10,695,000	5,182,048
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A
07-01-34	5.250	25,850,000	26,696,328
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A
07-01-34	5.125	14,500,000	14,313,675
County of Clark Revenue Bonds Southwest Gas Corp. Project Series 2005A (AMBAC) A.M.T.
10-01-35	4.850	5,000,000	4,296,500
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM)
06-01-24	5.000	4,095,000	4,268,751
Truckee Meadows Water Authority Refunding Revenue Bonds Series 2006 (AGM)
07-01-32	4.750	14,200,000	13,862,182

Total		68,619,484

New Hampshire (0.9%)
New Hampshire Business Finance Authority Revenue Bonds Elliot Hospital Obligation Group Series 2009A
10-01-39	6.125	9,500,000	9,560,135

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  27

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

New Hampshire (cont.)
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. of New Hampshire Project Series 2006B (NPFGC) A.M.T.
05-01-21	4.750%	$4,500,000	$4,411,800
New Hampshire Health & Education Facilities Authority Revenue Bonds Dartmouth-Hitchcock Series 2009
08-01-38	6.000	5,500,000	5,807,395

Total		19,779,330

New Jersey (1.2%)
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project — Provident Series 2010
06-01-31	5.750	3,400,000	3,383,782
New Jersey Economic Development Authority Revenue Bonds United Water, Inc. Series 1996C-RMKT (AMBAC) A.M.T.
11-01-25	4.875	7,000,000	6,758,570
Tobacco Settlement Financing Corp. Prerefunded Asset-Backed Revenue Bonds Series 2002
06-01-37	6.000	12,770,000	13,806,669
University of Medicine & Dentistry of New Jersey Revenue Bonds Series 2002A (AMBAC)
12-01-12	5.250	1,705,000	1,813,609

Total		25,762,630

New Mexico (0.4%)
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A
08-01-32	6.375	8,650,000	9,479,968

New York (7.5%)
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009
07-15-30	6.000	5,000,000	5,112,300
City of New York Prerefunded Unlimited General Obligation Bonds Series 2003J
06-01-28	5.250	6,235,000	6,937,123
City of New York Unlimited General Obligation Bonds Series 2002E (NPFGC)
08-01-15	5.625	2,000,000	2,138,420
Metropolitan Transportation Authority Refunding Revenue Bonds Series 2002A
11-15-32	5.750	5,855,000	5,885,973
Metropolitan Transportation Authority Revenue Bonds Series 2002A (AGM)
11-15-26	5.500	2,000,000	2,112,920
Metropolitan Transportation Authority Revenue Bonds Series 2009B
11-15-34	5.000	1,000,000	1,027,600
New York City Housing Development Corp. Revenue Bonds Capital Funding Program New York City Housing Authority Program Series 2005A (NPFGC/FGIC)
07-01-25	5.000	300,000	310,032
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01-01-24	5.000	3,000,000	2,850,480
New York City Industrial Development Agency Revenue Bonds Terminal One Group Association Project Series 2005 A.M.T.
01-01-21	5.500	6,940,000	7,128,282
01-01-24	5.500	5,500,000	5,553,075
New York City Municipal Water Finance Authority Revenue Bonds Fiscal 2009 Series 2008A
06-15-40	5.750	1,500,000	1,628,745
New York City Municipal Water Finance Authority Revenue Bonds Series 2008DD
06-15-38	4.500	3,500,000	3,361,085

See accompanying Notes to Portfolio of Investments.

28  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

New York (cont.)
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Series 2003D
02-01-31	5.000%	$4,000,000	$4,025,040
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Series 2004C
02-01-33	5.000	4,255,000	4,284,445
New York Mortgage Agency Revenue Bonds Series 2002-101 A.M.T.
04-01-32	5.400	12,325,000	12,341,023
New York Mortgage Agency Revenue Bonds Series 2007-140 A.M.T.
10-01-21	4.600	3,625,000	3,668,246
New York Mortgage Agency Revenue Bonds Series 2007-143 A.M.T.
10-01-27	4.850	1,605,000	1,559,562
New York State Dormitory Authority Revenue Bonds Columbia University Series 2007C
07-01-29	5.000	2,500,000	2,662,775
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd General Series 1993A
07-01-18	5.750	5,500,000	6,334,295
New York State Dormitory Authority Revenue Bonds Education Series 2005F
03-15-23	5.000	4,935,000	5,237,614
New York State Dormitory Authority Revenue Bonds New York University Hospital Center Series 2007B
07-01-24	5.250	420,000	430,546
New York State Dormitory Authority Revenue Bonds Orange Regional Medical Center Series 2008
12-01-29	6.125	2,250,000	2,241,248
New York State Dormitory Authority Revenue Bonds State University Educational Facilities Series 1993A
05-15-13	5.500	24,530,000	26,383,977
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Project Series 2002B
06-15-31	5.000	9,000,000	9,104,850
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Project Series 2002K
06-15-28	5.000	9,000,000	9,384,569
New York State Housing Finance Agency Refunding Revenue Bonds State University Construction Series 1986A Escrowed to Maturity
05-01-13	6.500	3,500,000	3,812,165
New York State Thruway Authority Revenue Bonds Series 2005G (AGM)
01-01-24	5.000	4,000,000	4,220,840
Port Authority of New York & New Jersey Revenue Bonds Consolidated 146th Series 2006 (AGM) A.M.T.
12-01-23	4.500	7,500,000	7,363,125
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2003A-1
06-01-19	5.500	5,000,000	5,370,900
Triborough Bridge & Tunnel Authority Revenue Bonds Series 2008C
11-15-38	5.000	3,750,000	3,808,950

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  29

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

New York (cont.)
Ulster County Industrial Development Agency Revenue Bonds Series 2007A
09-15-37	6.000%	$2,000,000	$1,626,080
09-15-42	6.000	7,000,000	5,607,280

Total		163,513,565

North Carolina (1.1%)
City of Charlotte Revenue Bonds Water & Sewer Series 2008
07-01-26	5.000	8,450,000	9,193,854
North Carolina Eastern Municipal Power Agency Prerefunded Revenue Bonds Series 1986A Escrowed to Maturity
01-01-17	5.000	3,870,000	4,495,972
North Carolina Eastern Municipal Power Agency Prerefunded Revenue Bonds Series 1988A
01-01-26	6.000	1,940,000	2,451,850
North Carolina Housing Finance Agency Revenue Bonds Series 2006A-26 A.M.T.
01-01-38	5.500	2,255,000	2,368,562
North Carolina Medical Care Commission Revenue Bonds 1st Mortgage Deerfield Series 2008A
11-01-33	6.000	4,060,000	3,956,267
Raleigh Durham Airport Authority Prerefunded Revenue Bonds Series 2001A (NPFGC/FGIC)
11-01-11	5.000	1,900,000	1,956,297

Total		24,422,802

North Dakota (0.1%)
County of Ward Revenue Bonds Trinity Obligated Group Series 2006
07-01-29	5.125	2,650,000	2,476,584

Ohio (2.4%)
Akron University Revenue Bonds Series 2003A (AMBAC)
01-01-22	5.000	1,000,000	1,020,390
Buckeye Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Revenue Bonds Series 2007A-2
06-01-24	5.125	3,750,000	3,082,275
06-01-47	5.875	14,220,000	9,980,449
City of Cleveland Limited General Obligation Refunding Bonds Series 2005 (AMBAC)
10-01-23	5.500	500,000	578,895
City of Columbus Revenue Bonds Series 2008A
06-01-31	4.750	10,000,000	10,136,700
Cleveland State University Revenue Bonds Series 2003A (NPFGC/FGIC)
06-01-15	5.000	1,000,000	1,065,680
Cleveland State University Revenue Bonds Series 2004 (NPFGC/FGIC)
06-01-24	5.250	500,000	516,140
County of Miami Improvement & Refunding Revenue Bonds Upper Valley Medical Center Series 2006
05-15-26	5.250	1,915,000	1,914,138
Franklin County Convention Facilities Authority Refunding Tax & Lease Revenue Anticipation Bonds Series 2007
12-01-25	5.000	500,000	534,685
Miami University Refunding Revenue Bonds Series 2005 (AMBAC)
09-01-23	4.750	500,000	516,560
Ohio Higher Educational Facility Commission Revenue Bonds University Hospital Health Systems Series 2009A
01-15-39	6.750	7,700,000	8,076,299

See accompanying Notes to Portfolio of Investments.

30  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

Ohio (cont.)
Ohio Housing Finance Agency Revenue Bonds Residential Mortgage-Backed Securities Series 2006A (GNMA) A.M.T.
09-01-26	4.750%	$3,435,000	$3,435,240
09-01-36	4.900	3,180,000	3,120,439
Ohio Municipal Electric Generation Agency Refunding Revenue Bonds Joint Venture 5 Series 2004 (AMBAC)
02-15-24	4.750	7,980,000	7,971,701
Port of Greater Cincinnati Development Authority Revenue Bonds Sisters of Mercy Series 2006
10-01-25	5.000	1,000,000	935,690
State of Ohio Revenue Bonds Case Western Reserve University Project Series 2006 (NPFGC)
12-01-21	5.250	250,000	288,358

Total		53,173,639

Oklahoma (0.3%)
Cleveland County Justice Authority Revenue Bonds Detention Facilities Project Series 2009B
03-01-29	5.750	5,685,000	5,915,982
Oklahoma Municipal Power Authority Prerefunded Revenue Bonds Series 2001A (AGM)
01-01-13	5.000	1,020,000	1,024,100

Total		6,940,082

Oregon (0.5%)
Oregon Health & Science University Revenue Bonds Series 2009A
07-01-39	5.750	6,500,000	6,785,870
Port of Portland Refunding Revenue Bonds Portland International Airport Series 2001D (NPFGC/FGIC) A.M.T.
07-01-11	5.250	3,335,000	3,416,507

Total		10,202,377

Pennsylvania (1.3%)
Butler County Hospital Authority Revenue Bonds Butler Health Systems Project Series 2009
07-01-39	7.250	7,000,000	7,803,600
Delaware River Port Authority Refunding Revenue Bonds Port District Project Series 2001A (AGM)
01-01-12	5.250	3,130,000	3,286,594
Montgomery County Industrial Development Authority Revenue Bonds Acts Retirement — Life Communities Series 1998
11-15-28	5.250	7,500,000	7,164,075
Northampton County General Purpose Authority Revenue Bonds Saint Luke’s Hospital Project Series 2008A
08-15-28	5.375	4,000,000	3,947,960
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010
07-01-43	6.000	2,575,000	2,513,689
Pennsylvania State University Refunding Revenue Bonds Series 2002
08-15-16	5.250	1,000,000	1,188,420

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  31

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount	Value(a)

Pennsylvania (cont.)
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009
04-01-34	6.500%	$2,300,000	$2,426,753

Total		28,331,091

Puerto Rico (1.0%)(c)
Commonwealth of Puerto Rico Unlimited General Obligation Public Improvement Bonds Series 2003A
07-01-24	5.250	1,000,000	1,008,360
Puerto Rico Electric Power Authority Revenue Bonds Series 2010XX
07-01-40	5.250	8,750,000	8,620,325
Puerto Rico Highway & Transportation Authority Revenue Bonds Series 2005K
07-01-20	5.000	11,130,000	11,258,997
Puerto Rico Public Buildings Authority Prerefunded Revenue Bonds Government Facilities Series 2004I
07-01-33	5.250	130,000	147,884

Total		21,035,566

Rhode Island (0.3%)
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A
04-01-33	4.850	1,340,000	1,320,503
Rhode Island Student Loan Authority Revenue Bonds Series 2007-2 (AMBAC) A.M.T.
12-01-37	4.850	6,000,000	4,925,820

Total		6,246,323

South Carolina (1.3%)
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005
12-01-30	5.250	5,500,000	5,658,510
City of Myrtle Beach Tax Allocation Bonds Myrtle Beach Air Force Base Series 2006A
10-01-26	5.250	1,935,000	1,341,052
Lexington County Health Services District, Inc. Prerefunded Revenue Bonds Series 2004
05-01-32	5.500	4,685,000	5,364,700
South Carolina Educational Facilities Authority Revenue Bonds Wofford College Project Series 2008
04-01-38	4.750	4,000,000	3,805,840
South Carolina Jobs-Economic Development Authority Revenue Bonds Woodlands at Furman Project Series 2007A
11-15-37	6.000	4,200,000	3,044,328
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2008A
01-01-38	5.500	7,595,000	8,125,966
Tobacco Settlement Revenue Management Authority Revenue Bonds Series 2001B
05-15-22	6.000	1,985,000	2,037,166

Total		29,377,562

South Dakota (0.4%)
State of South Dakota Revenue Bonds Series 1993A (AGM)
09-01-17	6.700	7,260,000	8,664,157

Texas (3.3%)
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010
07-01-45	6.200	3,800,000	3,805,168

See accompanying Notes to Portfolio of Investments.

32  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Texas (cont.)
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B-RMKT
04-01-45	6.125%	$1,900,000		$1,863,767
City of Austin Refunding Revenue Bonds Series 2008A
11-15-35	5.250	8,000,000		8,177,200
College Station Independent School District Unlimited General Obligation Bonds School Building Series 2007 (Permanent School Fund Guarantee)
08-15-26	5.000	4,585,000		4,952,946
Corpus Christi Business & Job Development Corp. Improvement Refunding Revenue Bonds Arena Project Series 2002 (AMBAC)
09-01-25	5.000	3,550,000		3,603,499
Fort Bend Independent School District Unlimited General Obligation Refunding Bonds School Building Series 2008 (Permanent School Fund Guarantee)
08-15-34	4.750	5,600,000		5,664,512
Fort Worth Independent School District Unlimited General Obligation Bonds Series 2008 (Permanent School Fund Guarantee)
02-15-27	5.000	4,865,000		5,220,291
Harris County Health Facilities Development Corp. Refunding Revenue Bonds Memorial Hermann Healthcare System Series 2008B
12-01-35	7.250	8,800,000		9,834,440
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A
08-15-40	6.700	2,700,000	(e)	2,711,853
State of Texas Unlimited General Obligation Bonds Transportation Commission Mobility Fund Series 2007
04-01-34	4.750	6,545,000		6,605,214
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Village Obligation Group Series 2007
05-15-27	5.125	2,000,000		1,793,420
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Stayton at Museum Way Series 2009A
11-15-44	8.250	12,000,000		12,051,840
Texas A&M University Revenue Bonds Financing System Series 2009A
05-15-27	5.000	3,925,000		4,227,618
Travis County Health Facilities Development Corp. Revenue Bonds Querencia Barton Creek Project Series 2005
11-15-25	5.500	1,000,000		890,290

Total		71,402,058

Utah (0.2%)
City of Eagle Mountain Special Assessment Bonds Special Improvement District No. 2000-1 Series 2006
02-01-21	8.250	2,832,000		2,853,665
Utah Housing Corp. Revenue Bonds Series 2003A-1 A.M.T.
07-01-24	5.125	1,290,000		1,303,932

Total		4,157,597

Virginia (1.9%)
City of Hampton Revenue Bonds Series 2002 (AMBAC)
01-15-28	5.125	5,350,000		5,410,295
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2005
06-01-26	5.500	5,200,000		5,813,964

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  33

Portfolio of Investments (continued)

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Virginia (cont.)
Tobacco Settlement Financing Corp. Prerefunded Asset-Backed Revenue Bonds Series 2005
06-01-37	5.625%	$5,500,000		$6,494,784
University of Virginia Revenue Bonds Series 2008
06-01-40	5.000	23,000,000		24,008,089

Total		41,727,132

Washington (4.8%)
Energy Northwest Revenue Bonds Linked Pars & Inflos Series 1993 Escrowed to Maturity (AGM)
07-01-11	5.750	4,200,000	(j)	4,309,452
NJB Properties Revenue Bonds King County Washington Project Series 2006A
12-01-25	5.000	6,445,000		6,754,360
12-01-26	5.000	7,290,000		7,596,617
12-01-27	5.000	3,660,000		3,792,309
Ocean Shores Local Improvement District Special Assessment Bonds B.A.N. No. 2007-1 Series 2008
08-01-11	5.000	7,270,000		7,361,747
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2005
12-01-30	5.500	1,235,000		1,180,228
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2007
12-01-28	5.750	1,500,000		1,481,790
12-01-32	5.750	2,000,000		1,932,260
Snohomish County Public Utility District No. 1 Refunding Revenue Bonds Generation System Series 1986A Escrowed to Maturity
01-01-20	5.000	17,750,000		20,956,893
Spokane Public Facilities District Revenue Bonds Series 2003 (NPFGC)
12-01-28	5.750	3,195,000		3,294,237
State of Washington Unlimited General Obligation Bonds Various Purpose Series 2008A
07-01-27	5.000	9,730,000		10,400,300
Washington Health Care Facilities Authority Revenue Bonds Swedish Health Services Series 2009A
11-15-33	6.500	11,800,000		12,480,623
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009
10-01-40	5.625	3,635,000		3,539,908
Washington State Housing Finance Commission Revenue Bonds Single Family Program Series 2007-3A (GNMA/FNMA/FHLMC) A.M.T.
12-01-38	4.900	5,470,000		5,315,801
Washington State Housing Finance Commission Revenue Bonds Skyline At First Hill Project Series 2007A
01-01-27	5.625	2,500,000		1,737,575
01-01-38	5.625	18,950,000		11,995,540

Total		104,129,640

West Virginia (0.1%)
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A
12-01-38	5.375	3,050,000		3,004,403

Wisconsin (4.6%)
Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds Series 2002
06-01-27	6.125	6,920,000		7,333,885

See accompanying Notes to Portfolio of Investments.

34  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(g,h)	rate	amount		Value(a)

Wisconsin (cont.)
State of Wisconsin Revenue Bonds Series 2009A
05-01-33	5.750%	$12,000,000		$12,893,160
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B
08-15-24	5.125	15,910,000		15,518,773
08-15-25	5.125	15,500,000		14,960,135
Wisconsin Health & Educational Facilities Authority Revenue Bonds Aurora Health Care, Inc. Series 2010A
04-15-39	5.625	4,725,000		4,694,807
Wisconsin Health & Educational Facilities Authority Revenue Bonds Medical College of Wisconsin Series 2008A
12-01-35	5.250	14,400,000		13,819,680
Wisconsin Health & Educational Facilities Authority Revenue Bonds ProHealth Care, Inc. Obligation Group Series 2009
02-15-39	6.625	18,425,000		19,714,749
Wisconsin Health & Educational Facilities Authority Revenue Bonds Riverview Hospital Association Series 2008
04-01-33	5.750	6,000,000		6,031,500
04-01-38	5.750	4,000,000		4,009,120
Wisconsin Health & Educational Facilities Authority Revenue Bonds St. John’s Community, Inc. Series 2009A
09-15-29	7.250	1,000,000		1,013,780
09-15-39	7.625	1,000,000		1,032,550

Total		101,022,139

Total Municipal Bonds
(Cost: $2,018,528,615) $2,101,075,058

Municipal Bonds Held in Trust (3.7%)(i)
Issue	Coupon	Principal
description(g,h)	rate	amount		Value(a)

Arkansas (0.1%)
Arkansas State Development Finance Authority Revenue Bonds Mortgage-Backed Securities Program Series 2001I (GNMA/FNMA) A.M.T.
07-01-33	5.300%	$1,820,000	(d)	$1,820,406

District of Columbia (0.2%)
Metropolitan Washington D.C. Airports Authority Revenue Bonds Series 2001A (NPFGC) A.M.T.
10-01-27	5.500	5,000,000	(d)	5,027,300

Massachusetts (0.8%)
Massachusetts State Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A
11-15-16	5.500	16,000,000	(d)	17,484,960

Missouri (1.1%)
Missouri State Health & Educational Facilities Authority Revenue Bonds Washington University Series 2009A
05-15-17	5.000	23,000,000	(d)	24,151,150

North Carolina (1.0%)
North Carolina Capital Facilities Finance Agency Revenue Bonds Duke University Project Series 2009B
04-01-17	5.000	16,000,000	(d)	16,505,120
North Carolina Housing Finance Agency Revenue Bonds Home Ownership Series 2002A-13 A.M.T.
01-01-34	5.350	5,985,000	(d)	5,989,350

Total		22,494,470

Texas (0.5%)
Texas State Department of Housing & Community Affairs Revenue Bonds Mortgage Series 2002A (NPFGC) A.M.T.
03-01-34	5.550	5,405,000	(d)	5,424,798

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  35

Portfolio of Investments (continued)

Municipal Bonds Held
in Trust (continued)
Issue	Coupon	Principal
description(g,h)	rate	amount		Value(a)

Texas (cont.)
Texas State Department of Housing & Community Affairs Revenue Bonds Mortgage Series 2002B (NPFGC) A.M.T.
09-01-33	5.550%	$4,775,000	(d)	$4,792,916

Total		10,217,714

Total Municipal Bonds Held in Trust
(Cost: $81,489,562) $81,196,000

Municipal Notes (0.9%)
		Amount
Issue	Effective	payable at
description(g,h,m)	yield	maturity		Value(a)

California (0.4%)
State of California Unlimited General Obligation Bonds V.R.D.N. Series 2004-B1 (Citibank)
05-01-34	0.260%	$7,500,000		$7,500,000

Illinois (0.2%)
City of Chicago Unlimited General Obligation Bonds V.R.D.N. Series 2003
01-01-34	0.270	4,270,000		4,270,000

Iowa (0.2%)
Iowa Finance Authority Revenue Bonds Iowa Health System V.R.D.N. Series 2009 (JPMorgan Chase Bank)
02-15-35	0.270	4,000,000		4,000,000

Kansas (0.1%)
City of Wichita Revenue Bonds Christian Health V.R.D.N. Series 2009-IIIB1 (JPMorgan Chase & Co)
11-15-39	0.310	2,500,000		2,500,000

Louisiana (—%)
Parish of St. James Revenue Bonds Texaco, Inc. V.R.D.N. Series 1988
07-01-12	0.270	800,000		800,000

Minnesota (—%)
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems V.R.D.N. Series 2009B-2 (JP Morgan Chase Bank)
11-15-35	0.270	250,000		250,000

South Carolina (—%)
South Carolina Educational Facilities Authority Revenue Bonds Furman University V.R.D.N. Series 2006B (Wells Fargo Bank)
10-01-39	0.280	1,000,000		1,000,000

Total Municipal Notes
(Cost: $20,320,000) $20,320,000

Money Market Fund (—%)
	Shares		Value(a)

JPMorgan Tax-Free Money Market Fund, 0.040%	192,142	(k)	$192,142

Total Money Market Fund
(Cost: $192,142)			$192,142

Total Investments in Securities
(Cost: $2,120,530,319)(o)			$2,202,783,200

 Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

36  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(c)	The fund may invest in debt obligations issued by or on behalf of territories and possessions of the United States and sovereign nations within the borders of the United States. These securities amounted to 1.09% of net assets at Nov. 30, 2010.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2010, the value of these securities amounted to $87,457,366 or 4.01% of net assets.

(e)	At Nov. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,150,000. See Note 2 to the financial statements.

(f)	For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g)	The following abbreviations may be used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

ACA	—	ACA Financial Guaranty Corporation
AGCP	—	Assured Guaranty Corporation
AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	Ambac Assurance Corporation
BHAC	—	Berkshire Hathaway Assurance Corporation
BIG	—	Bond Investors Guarantee
BNY	—	Bank of New York
CGIC	—	Capital Guaranty Insurance Company
CIFG	—	IXIS Financial Guaranty
FGIC	—	Financial Guaranty Insurance Company
FHA	—	Federal Housing Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
MGIC	—	Mortgage Guaranty Insurance Corporation
NPFGC	—	National Public Finance Guarantee Corporation
TCRS	—	Transferable Custodial Receipts
XLCA	—	XL Capital Assurance

(h)	The following abbreviations may be used in the portfolio descriptions:

A.M.T.	—	Alternative Minimum Tax — At Nov. 30, 2010, the value of securities subject to alternative minimum tax represented 7.75% of net assets.
B.A.N.	—	Bond Anticipation Note
C.P.	—	Commercial Paper
R.A.N.	—	Revenue Anticipation Note
T.A.N.	—	Tax Anticipation Note
T.R.A.N.	—	Tax & Revenue Anticipation Note
V.R.	—	Variable Rate
V.R.D.B.	—	Variable Rate Demand Bond
V.R.D.N.	—	Variable Rate Demand Note

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  37

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(i)	Municipal Bonds Held in Trust — See Note 2 to the financial statements.

(j)	This security may be separated into floating and inverse floating rate securities which may be traded separately. Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates.

(k)	The rate shown is the seven-day current annualized yield at Nov. 30, 2010.

(l)	Issuer is in bankruptcy.

(m)	The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2010.

(n)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Nov. 30, 2010 was $279,200, representing 0.01% of net assets. Information concerning such security holdings at Nov. 30, 2010 was as follows:

	Acquisition
Security	dates	Cost
Illinois Finance Authority
Revenue Bonds
Sedgebrook, Inc. Facility
Series 2007A 5.50% 2011	08-09-07	$1,003,551

(o)	At Nov. 30, 2010, the cost of securities for federal income tax purposes was $2,132,369,764 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$105,681,050
Unrealized depreciation	(35,267,614)

Net unrealized appreciation	$70,413,436

38  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

 Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  39

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Nov. 30, 2010:

	Fair value at Nov. 30, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Municipal Bonds	$—	$2,101,075,058	$—	$2,101,075,058
Municipal Bonds Held in Trust	—	81,196,000	—	81,196,000

Total Bonds	—	2,182,271,058	—	2,182,271,058

Other
Municipal Notes	—	20,320,000	—	20,320,000
Unaffiliated Money Market Fund(c)	192,142	—	—	192,142

Total Other	192,142	20,320,000	—	20,512,142

Total	$192,142	$2,202,591,058	$—	$2,202,783,200

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Nov. 30, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

40  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
Nov. 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (identified cost $2,120,338,177)	$2,202,591,058
Money market fund (identified cost $192,142)	192,142

Total investments in securities (identified cost $2,120,530,319)	2,202,783,200
Receivable from Investment Manager	3,740
Capital shares receivable	240,176
Accrued interest receivable	33,207,642
Receivable for investment securities sold	8,115,657

Total assets	2,244,350,415

Liabilities
Dividends payable to shareholders	2,181,608
Capital shares payable	1,147,426
Payable for investment securities purchased	6,157,448
Short-term floating rate notes outstanding	54,665,000
Accrued investment management services fees	27,090
Accrued distribution fees	15,683
Accrued transfer agency fees	90,134
Accrued administrative services fees	3,782
Other accrued expenses	283,276

Total liabilities	64,571,447

Net assets applicable to outstanding capital stock	$2,179,778,968

Represented by
Capital stock — $.01 par value	$5,168,717
Additional paid-in capital	2,175,106,327
Undistributed net investment income	3,920,546
Accumulated net realized gain (loss)	(86,669,503)
Unrealized appreciation (depreciation) on investments	82,252,881

Total — representing net assets applicable to outstanding capital stock	$2,179,778,968

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class A	$2,141,685,204	507,836,426	$4.22	(1)
Class B	$19,907,549	4,724,722	$4.21
Class C	$18,186,215	4,310,562	$4.22

(1)	The maximum offering price per share for Class A is $4.43. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  41

Statement of Operations
Year ended Nov. 30, 2010

Investment income
Income:
Interest	$120,798,072
Income distributions from money market fund	2,675

Total income	120,800,747

Expenses:
Investment management services fees	10,262,645
Distribution fees
Class A	5,542,137
Class B	312,071
Class C	168,534
Transfer agency fees
Class A	1,189,991
Class B	18,446
Class C	9,388
Administrative services fees	1,433,949
Interest and fee expense	415,066
Compensation of board members	65,682
Custodian fees	26,836
Printing and postage	110,050
Registration fees	67,375
Professional fees	65,663
Other	129,645

Total expenses	19,817,478
Expenses waived/reimbursed by the Investment Manager and its affiliates	(1,600,380)

Total net expenses	18,217,098

Investment income (loss) — net	102,583,649

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	19,668,659
Futures contracts	(10,524,228)

Net realized gain (loss) on investments	9,144,431
Net change in unrealized appreciation (depreciation) on investments	7,287,805

Net gain (loss) on investments	16,432,236

Net increase (decrease) in net assets resulting from operations	$119,015,885

The accompanying Notes to Financial Statements are an integral part of this statement.

42  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Nov. 30,	2010	2009
Operations and distributions
Investment income (loss) — net	$102,583,649	$102,417,664
Net realized gain (loss) on investments	9,144,431	(55,249,746)
Net change in unrealized appreciation (depreciation) on investments	7,287,805	320,490,041

Net increase (decrease) in net assets resulting from operations	119,015,885	367,657,959

Distributions to shareholders from:
Net investment income
Class A	(100,654,187)	(99,497,848)
Class B	(1,182,214)	(1,841,872)
Class C	(639,368)	(518,623)

Total distributions	(102,475,769)	(101,858,343)

Capital share transactions
Proceeds from sales
Class A shares	77,392,389	98,713,065
Class B shares	954,789	2,341,824
Class C shares	5,303,008	3,376,191
Reinvestment of distributions at net asset value
Class A shares	72,702,936	71,376,606
Class B shares	964,321	1,472,128
Class C shares	554,469	448,668
Conversions from Class B to Class A
Class A shares	14,543,976	15,452,274
Class B shares	(14,543,976)	(15,452,274)
Payments for redemptions
Class A shares	(272,754,466)	(345,108,521)
Class B shares	(5,268,425)	(10,711,822)
Class C shares	(2,865,746)	(2,595,371)

Increase (decrease) in net assets from capital share transactions	(123,016,725)	(180,687,232)

Total increase (decrease) in net assets	(106,476,609)	85,112,384
Net assets at beginning of year	2,286,255,577	2,201,143,193

Net assets at end of year	$2,179,778,968	$2,286,255,577

Undistributed net investment income	$3,920,546	$3,822,970

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  43

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For the periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Nov. 30,
Per share data	2010	2009	2008		2007	2006
Net asset value, beginning of period	$4.19	$3.72	$4.30		$4.44	$4.39

Income from investment operations:
Net investment income (loss)	.19	.18	.18		.18	.17
Net gains (losses) (both realized and unrealized)	.03	.47	(.58)		(.14)	.08

Total from investment operations	.22	.65	(.40)		.04	.25

Less distributions:
Dividends from net investment income	(.19)	(.18)	(.18)		(.18)	(.17)
Distributions from realized gains	—	—	(.00	)(a)	—	(.03)

Total distributions	(.19)	(.18)	(.18)		(.18)	(.20)

Net asset value, end of period	$4.22	$4.19	$3.72		$4.30	$4.44

Total return	5.39%	17.85%	(9.59%	)	.83%	5.81%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	.86%	.85%	.99%		1.13%	1.09%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(d)	.79%	.77%	.94%		1.09%	1.05%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.84%	.84%	.84%		.83%	.83%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(d)	.77%	.76%	.79%		.79%	.79%

Net investment income (loss)	4.55%	4.56%	4.33%		4.05%	3.93%

Supplemental data
Net assets, end of period (in millions)	$2,142	$2,234	$2,135		$2,582	$3,042

Portfolio turnover rate	13%	30%	37%		47%	30%

See accompanying Notes to Financial Highlights.

44  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Class B	Year ended Nov. 30,
Per share data	2010	2009	2008		2007	2006
Net asset value, beginning of period	$4.19	$3.71	$4.30		$4.44	$4.39

Income from investment operations:
Net investment income (loss)	.16	.15	.15		.14	.14
Net gains (losses) (both realized and unrealized)	.02	.48	(.59)		(.14)	.07

Total from investment operations	.18	.63	(.44)		—	.21

Less distributions:
Dividends from net investment income	(.16)	(.15)	(.15)		(.14)	(.13)
Distributions from realized gains	—	—	(.00	)(a)	—	(.03)

Total distributions	(.16)	(.15)	(.15)		(.14)	(.16)

Net asset value, end of period	$4.21	$4.19	$3.71		$4.30	$4.44

Total return	4.34%	17.28%	(10.51%	)	.07%	5.01%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.61%	1.60%	1.74%		1.88%	1.85%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(d)	1.54%	1.53%	1.69%		1.84%	1.81%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.59%	1.59%	1.59%		1.58%	1.59%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(d)	1.52%	1.52%	1.54%		1.54%	1.55%

Net investment income (loss)	3.78%	3.80%	3.57%		3.26%	3.15%

Supplemental data
Net assets, end of period (in millions)	$20	$37	$54		$80	$127

Portfolio turnover rate	13%	30%	37%		47%	30%

See accompanying Notes to Financial Highlights.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  45

Financial Highlights (continued)

Class C	Year ended Nov. 30,
Per share data	2010	2009	2008		2007	2006
Net asset value, beginning of period	$4.19	$3.72	$4.31		$4.45	$4.39

Income from investment operations:
Net investment income (loss)	.16	.15	.15		.14	.14
Net gains (losses) (both realized and unrealized)	.03	.47	(.59)		(.14)	.08

Total from investment operations	.19	.62	(.44)		—	.22

Less distributions:
Dividends from net investment income	(.16)	(.15)	(.15)		(.14)	(.13)
Distributions from realized gains	—	—	(.00	)(a)	—	(.03)

Total distributions	(.16)	(.15)	(.15)		(.14)	(.16)

Net asset value, end of period	$4.22	$4.19	$3.72		$4.31	$4.45

Total return	4.60%	16.98%	(10.48%	)	.08%	5.25%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.61%	1.60%	1.74%		1.88%	1.85%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(d)	1.54%	1.52%	1.69%		1.84%	1.81%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.59%	1.59%	1.59%		1.58%	1.59%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(d)	1.52%	1.51%	1.54%		1.54%	1.55%

Net investment income (loss)	3.80%	3.81%	3.56%		3.29%	3.16%

Supplemental data
Net assets, end of period (in millions)	$18	$15	$12		$13	$18

Portfolio turnover rate	13%	30%	37%		47%	30%

Notes to Financial Highlights

(a)	Rounds to less than $0.01 per share.
(b)	In addition to the fees and expenses which the fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses.

The accompanying Notes to Financial Statements are an integral part of this statement.

46  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

RiverSource Tax-Exempt High Income Fund (the Fund) is a series of RiverSource Tax-Exempt Income Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation’s Board of Directors (the Board).

The Fund offers Class A, Class B and Class C shares.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  47

Notes to Financial Statements (continued)

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Illiquid securities
At Nov. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2010 was $279,200 representing 0.01% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-

48  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund’s net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2010, the Fund has outstanding when-issued securities of $6,150,000.

Inverse floater program transactions
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at Nov. 30, 2010, are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  49

Notes to Financial Statements (continued)

bonds held in trust. For the fiscal year ended Nov. 30, 2010, the average value of short-term floating rate notes outstanding was $51,206,731 and the average interest rate and fees related to these short-term floating rate notes was 0.81%.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to

50  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to produce incremental earnings and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  51

Notes to Financial Statements (continued)

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Nov. 30, 2010

At Nov. 30, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Nov. 30, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(10,524,228)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$1,747,814

Volume of derivative activity
Futures
At Nov. 30, 2010, the Fund had no outstanding futures contracts. The monthly average gross notional amount for short contracts was $64.7 million for the year ended Nov. 30, 2010.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.30% as the Fund’s net assets increase. The management fee for the year ended Nov. 30, 2010 was 0.45% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc., parent company of the Investment Manager, an annual fee for

52  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended Nov. 30, 2010 was 0.06% of the Fund’s average daily net assets.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2010, other expenses paid to this company were $4,100.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  53

Notes to Financial Statements (continued)

pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Nov. 30, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.05%
Class B	0.06
Class C	0.06

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $796,000 and $183,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,282,200 for Class A, $11,072 for Class B and $2,269 for Class C for the year ended Nov. 30, 2010.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Nov. 30, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

54  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*) were as follows:

Class A	0.77%
Class B	1.52
Class C	1.52

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A	$303,249
Class B	4,269
Class C	2,646

The management fees waived/reimbursed at the Fund level were $1,290,216.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Jan. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.77%
Class B	1.53
Class C	1.52

Effective Feb. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Jan. 31, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.76%
Class B	1.51
Class C	1.51

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  55

Notes to Financial Statements (continued)

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $279,009,401 and $413,568,578, respectively, for the year ended Nov. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Nov. 30,	2010	2009
Class A
Sold	18,122,790	24,973,193
Converted from Class B*	3,398,095	3,806,079
Reinvested distributions	17,032,978	17,810,211
Redeemed	(63,920,122)	(88,076,136)

Net increase (decrease)	(25,366,259)	(41,486,653)

Class B
Sold	224,343	601,929
Reinvested distributions	226,408	369,642
Converted to Class A*	(3,398,095)	(3,806,079)
Redeemed	(1,238,356)	(2,721,183)

Net increase (decrease)	(4,185,700)	(5,555,691)

Class C
Sold	1,241,934	839,221
Reinvested distributions	129,797	111,773
Redeemed	(672,442)	(657,196)

Net increase (decrease)	699,289	293,798

*	Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders,

56  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2010.

8.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $10,304 and accumulated net realized loss has been decreased by $10,304.

The tax character of distributions paid for the years indicated was as follows:

Year ended Nov. 30,	2010	2009
Ordinary income*	$102,475,769	$101,858,343
Long-term capital gain	—	—

*	Tax-exempt interest distributions were 99.74% and 98.77% of cash basis distributions paid for the years ended Nov. 30, 2010 and 2009, respectively.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  57

Notes to Financial Statements (continued)

At Nov. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,474,629
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(71,108,443)
Unrealized appreciation (depreciation)	$70,319,346

For federal income tax purposes, the Fund had a capital loss carry-over of $71,108,443 at Nov. 30, 2010, that if not offset by capital gains will expire as follows:

2016	2017

$13,239,272	$57,869,171

For the year ended Nov. 30, 2010, $17,711,666 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

9.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Tax-Exempt Fund. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

10.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution

58  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  59

Notes to Financial Statements (continued)

litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

60  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
RiverSource Tax-Exempt High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Tax-Exempt High Income Fund (the Fund) of the RiverSource Tax-Exempt Income Series, Inc. as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  61

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt High Income Fund of the RiverSource Tax-Exempt Income Series, Inc. at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 20, 2011

62  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended Nov. 30, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-interest Dividends	99.74%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2010 was 7.95%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Source of income by state
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2010 are listed below.

Alabama	0.453%
Alaska	0.076
Arizona	1.834
Arkansas	0.249
California	13.250
Colorado	1.802
Connecticut	0.128
Florida	3.230
Georgia	1.449
Hawaii	0.974
Idaho	0.317
Illinois	7.748
Indiana	1.351
Iowa	0.496
Kansas	0.257
Kentucky	2.587
Louisiana	3.895
Maine	0.126

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  63

Federal Income Tax Information (continued)

Maryland	0.884%
Massachusetts	6.259
Michigan	2.053
Minnesota	6.766
Mississippi	0.589
Missouri	2.363
Nebraska	1.084
Nevada	3.062
New Hampshire	0.917
New Jersey	1.241
New Mexico	0.558
New York	7.425
North Carolina	1.479
North Dakota	0.219
Ohio	2.954
Oklahoma	0.316
Oregon	0.475
Pennsylvania	1.699
Puerto Rico	0.968
Rhode Island	0.299
South Carolina	1.393
South Dakota	0.383
Texas	4.274
Utah	0.256
Virginia	1.631
Washington	5.042
Washington, D.C.	0.373
West Virginia	0.073
Wisconsin	4.742
Wyoming	0.001

64  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  65

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

66  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  67

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Chief Financial Officer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

68  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  69

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

70  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND — 2010 ANNUAL REPORT  71

RiverSource Tax-Exempt High Income Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6430 AH (1/11)

Item 2.	Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Tax-Exempt Income Series, Inc. were as follows:

2010 — $26,487	2009 — $26,799
(b)	Audit-Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Tax-Exempt Income Series, Inc. were as follows:

2010 — $1,926	2009 — $375
(c)	Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Tax-Exempt Income Series, Inc. were as follows:

2010 — $3,196	2009 — $3,180

(d)	All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Tax-Exempt Income Series, Inc. were as follows:

2010 — $0	2009 — $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010 — $2,880,923	2009 — $826,041
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) RiverSource Tax-Exempt Income Series, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date January 21, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date January 21, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Chief Financial Officer
Date January 21, 2011